First Quarter 2026 Results A p r i l 2 7 , 2 0 2 6

2 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Forward-Looking Statements This discussion of financial results includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward-looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward-looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may affect our earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, the preliminary nature of certain adjustments to prior financial statements disclosed in an 8-K filed by the Company on February 24, 2026 and the Form 10-K filed by the Company on March 13, 2026 and included in this presentation, general economic conditions and the economic uncertainty in the United States and abroad, including economic or other disruptions to financial markets caused by the Trump administration's approach to tariffs and trade, acts of terrorism, war, impacts from inflation, supply chain disruptions, changes in interest rates (including the actions taken by the Federal Reserve to control inflation), California's unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services; and successful integration of acquisitions. These and other important factors detailed in various securities law filings made periodically by Bancorp, copies of which are available from us at no charge. Forward-looking statements speak only as of the date they are made. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this press release or to reflect the occurrence of unanticipated events. GAAP to Non-GAAP Financial Measures This presentation includes some non-GAAP financial measures as shown in the Appendix of this presentation.

S E C T I O N Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Franchise Highl ights 01

4 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Bank of Marin Bancorp Novato, CA Headquarters BMRC NASDAQ $414.9 Million Market Cap $3.9 Billion Total Assets 3.90% Dividend Yield 15.26% Total Bancorp RBC BMRC AT A GLANCE O P T I O N 2 Data as of 3/31/26 Relationship Banking Build strong, long-term customer relationships based on trust, integrity and expertise, inspiring loyalty though exceptional service. Disciplined Fundamentals Apply a disciplined business approach with sound banking practices, high quality products, and consistent fundamentals ensuring continued strong results. Community Commitment Give back to the communities that we serve through active employee volunteerism, nonprofit board leadership and financial contributions. 27 Branch Locations 8 Commercial Banking Offices

5 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Bob Gotelli EVP, Human Resources Director • 31 years of human resources experience • Joined Bank of Marin in 2000 David Bloom EVP, Head of Commercial Banking • 30 years of commercial banking experience • Joined Bank of Marin in 2023 Tim Myers President and Chief Executive Officer • 27 years of finance and banking experience • Joined Bank of Marin in 2007 Brandi Campbell EVP, Head of Retail Banking • 37 years of banking experience • Joined Bank of Marin in 2019 Sathis Arasadi EVP, Chief Information Officer • 32 years of engineering, technology, and fintech experience • Joined Bank of Marin in 2023 Dave Bonaccorso EVP, Chief Financial Officer • 30 years of financial services experience • Joined Bank of Marin in 2023 Misako Stewart EVP, Chief Credit Officer • 34 years of banking experience • Joined Bank of Marin in 2013 221 Years of Combined Experience Through Various Economic Cycles

6 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 A strategic and disciplined approach to delivering long-term value 01 02 03 04 Grow NON-INTEREST INCOME Scale through EFFICIENCY GAINS and ACQUISITIONS Invest in TALENT and TECHNOLOGY Drive high-quality LOAN GROWTH

7 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 First Quarter 2026 Overview 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix Highlights • Non-accrual and classified loans to total loans declined significantly due to resolution of two non-accrual loans • Newly originated loans were $81MM ($61MM funded) in Q1 (highest Q1 originations since 2015) • Achieved anticipated 21bp increase in net interest margin due to the Q4 2025 repositioning of HTM securities portfolio • Tax-equivalent net interest margin was 3.24% compared to 3.18%1 in the prior quarter, driven by the repositioning of securities in mid-Q4; the month of March tax-equivalent net interest margin was 3.26% • Deposits increased 3.8% from Q1 2025 • Cost of deposits remained at 1.35% Key Operating Trends • Tax-equivalent yield on interest-earning assets increased 13bps in Q1 over Q4 to 4.58% mainly due to higher yields on investment securities • Book value per share was $24.37 and tangible book value per share2 was $19.77 • Non-interest income excluding the Q4 loss on security sales increased $1MM due to special FHLB dividend and BOLI death benefit in Q1 • Non-interest expense increased $2.5MM mostly due to annual adjustments and resets in salaries and related benefits and the Bank's annual charitable giving program that occurs each Q1 Capital • Bancorp total risk-based capital remained strong at 15.26% • Bancorp TCE / TA of 8.33% at 3/31/26 Deposits and Liquidity • Spot rate on deposits at 3/31/26 of 1.31% (interest-bearing 2.05%) declined from the 12/31/25 spot rate of 1.35% (interest-bearing 2.13%) • Non-interest bearing deposits was strong at 35.9% of total deposits • Adjusted cycle-to-date non-maturity interest-bearing deposit beta of 25% as of 3/31/26 • Immediately available net funding of $2.185B Credit Quality • Resolved two non-accrual loans through sale; resulting partial charge-offs were fully covered by the specific reserves in place already and no income statement effect • Non-accrual loans decreased to 0.41% of total loans from 1.27% in the prior quarter • Classified loans decreased to 0.85% of total loans in Q1 from 1.51% in the prior quarter

8 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Focused on Building Long-Term Shareholder Value Strong Core Deposit Franchise Largest community bank in Marin County with 11.4% market share 1 35.9% non-interest bearing deposits with a 1.35% cost of deposits in Q1 Improving Margin Outlook ▪ prior quarter investment securities repositioning continuing to expand margin ▪ continued loan growth excluding loan sales ▪ targeted deposit cost reductions continued in Q1 Seasoned Risk Management Classified loans as a percentage of loans decreased 66bps quarter over quarter Non-accrual loans as a percentage of loans decreased 86bps quarter over quarter Low NOO CRE office exposure in the City of San Francisco at 2% of total loans (3% of total NOO-CRE) and a weighted average 61% LTV Prudent Loan Growth Markets with proven track record of organic growth Organic originations at historical high for Q1 since 2015 Key opportunistic relationship banking talent acquisitions 61.72% loan-to-deposit ratio provides runway for additional growth Robust Capital Levels & Liquidity Regulatory capital ratios remain comfortably above “well-capitalized” thresholds $2.2 billion in available liquidity 1Source: S&P Global Market Intelligence - FDIC deposit market share data as of June 30, 2025 2 Please refer to the Form 8-K filed February 24, 2026 regarding adjustments to data disclosed on January 26, 2026, and to the Form 10-K filed on March 13, 2026.

9 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Focused on delivering Long-Term, Consistent Growth ▪ Proven ability to grow both organically and through M&A ▪ Consistent cash dividend provides stable and reliable return for shareholders Note: Tangible book value per share (TBVPS) equals total shareholders’ equity, less intangible assets including goodwill and core deposit intangibles, divided by outstanding common shares at period end. Accumulated other comprehensive income (AOCI) represents the unrealized gains (losses) on available-for-sale securities, net of tax. Components of these calculations were derived from our financial reports filed with the SEC for each respective period. Additional information for March 31, 2026 can be found in the Reconciliation of Non-GAAP Financial Measures in the Appendix. Tangible Book Value Per Share and Cumulative Cash Dividends $0.77 $1.22 $1.73 $2.29 $2.92 $3.72 $4.64 $5.58 $6.56 $7.56 $8.56 $9.56 $10.56 $15.98 $16.88 $18.08 $18.81 $20.28 $22.24 $24.02 $23.29 $20.85 $22.44 $22.37 $19.87 $19.77 Cumulative Cash Dividends TBVPS TBVPS (Excl AOCI) 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26 $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00

10 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Robust Capital Ratios As of 3/31/26 The Bank's capital plan and point-in- time capital stress tests indicate that capital ratios will remain above regulatory well-capitalized and internal policy minimums throughout a five-year forecast horizon and across stress scenarios such as additional unrealized losses on the investment portfolio, additional deposit growth or decline, loan credit quality deterioration, and potential share repurchases. * See Reconciliation of Non-GAAP Financial Measures in the Appendix. 6.5% 8.0% 10.0% 5.0% 13.2% 13.2% 14.1% 8.6% 8.7% 12.6% 12.6% 15.3% 8.2% 8.3% Well Capitalized Threshold Bank of Marin Bank of Marin Bancorp Common Equity Tier- One Risk-Based Capital Total Tier-One Risk- Based Capital Total Risk-Based Capital Tier-One Leverage Tangible Common Equity

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 S E C T I O N Balance Sheet Highl ights 02

12 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strong Deposit Franchise • Deposit mix continues to favor a high percentage of non-interest bearing deposits totaling 35.9%, highlighting our relationship banking model • Total cost of deposits was 1.35% (interest-bearing 2.10%) for 1Q'26 and 1.35% (interest-bearing 2.16%) for the prior quarter • Spot rate was 1.31% (interest-bearing 2.05%) as of March 31, 2026, compared to 1.35% (interest-bearing 2.16%) as of December 31, 2025 • The Bank continued strategic pricing adjustments with limited rate related outflows Total Deposit Mix at 1Q'26Total Deposits ($ in millions) $2,504 $3,808 $3,574 $3,290 $3,416 $3,428 $1,538 $2,201 $2,127 $1,667 $1,672 $1,708 $869 $1,457 $1,328 $1,372 $1,538 $1,540$97 $150 $119 $251 $206 $180 Transaction Savings & MMDA Time 2021 2022 2023 2024 2025 2026 Non-Interest Bearing Transaction 35.9% Interest Bearing Transaction 13.9% S avings 6.6% Money Market 38.3% Time 5.3% $3.43B

13 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • 42% of new accounts consisted of new relationships to the Bank by count • 62% of new accounts were non-interest bearing by count • Average weighted cost for all new interest bearing accounts at 1.22% (new funds) and 1.32% (new relationships) • Reciprocal deposit network program (expanded FDIC insurance products) utilization increased by $81.6 million New Accounts Mix (by count) 1Q'26Granular Deposit Account Composition Existing Relationships - New $ 20% Account Migration 38% New Relationships 42% 994 (in thousands; except for # of Accounts) Interest Bearing Non-Interest Bearing Total Consumer Account Balances $ 938,275 $ 328,594 $ 1,266,869 # of Accounts 13,976 17,089 31,065 Avg Balance Per Account $ 67 $ 19 $ 41 Business Account Balances $ 947,943 $ 1,207,715 $ 2,155,658 # of Accounts 3,751 10,986 14,737 Avg Balance Per Account $ 253 $ 110 $ 146 *Excludes internal operating accounts such as holding company cash and deposit settlement accounts totaling $5.6 million Deposit Accounts Mix - Consumer vs Business 1Q'261

14 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strong Liquidity: $2.2 Billion in Net Availability • The Bank has long-established minimum liquidity requirements regularly monitored using metrics and tools similar to larger banks, such as the liquidity coverage ratio and multi-scenario, long-horizon stress tests • Deposit outflow assumptions for liquidity monitoring and stress testing are conservative relative to actual experience At March 31, 2026 ($ in millions) Total Available Amount Used Net Availability Internal Sources Unrestricted Cash 1 $ 215.8 N/A $ 215.8 Unencumbered Securities 527.7 N/A 527.7 External Sources FHLB line of credit 976.1 — 976.1 FRB line of credit 325.4 — 325.4 Lines of credit at correspondent banks 140.0 — 140.0 Total Liquidity $ 2,185.0 $ — $ 2,185.0 1 Excludes cash items in transit Note: Off-balance sheet one-way sell deposits totaling $51.2 million available through third-party networks are not included above. Liquidity & Uninsured Deposits ($ in millions) 2.2x Coverage Ratio $2,185.0 $1,022.7 Liquidity Est. Uninsured and/or Uncollateralized Deposits

15 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Loan fundings in Q1 were $60.8 million ($80.5 million total commitments) which is the highest first quarter since 2015 • Notable pipeline growth and diversification from key hires, compensation program enhancements, and calling programs • Sound underwriting produces a high- quality loan portfolio with low credit costs and stable earnings through cycles • Extending credit and serving the needs of existing clients while ensuring new opportunities present the appropriate levels of risk and return Prudent, Sustainable Model for Loan Growth $2.089 $2.256 $2.093 $2.074 $2.083 $2.121 $2.116 4.15% 4.23% 4.29% 4.65% 4.83% 4.99% 5.04% Non-PPP Loans SBA PPP Loans Average Annual TE Yield on Loans 2020 2021 2022 2023 2024 2025 2026 Total Loans ($ in billions) 1Includes American River Bank loans acquired in 3Q21 1

16 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Well-diversified Loan Portfolio As of 3/31/26 - No material changes from 4Q'25 • Loan portfolio is well-diversified across borrowers, industries, loan and property types within our geographic footprint • 88% of all loans and 93% of loans excluding nonprofit organizations are guaranteed by owners of the borrowing entities • Non-owner occupied commercial real estate is well-diversified by property type with 89% of loans (90% of loans excluding nonprofit organizations) being guaranteed by owners of the borrowing entities • Since 2001, net charge-offs for all NOO CRE and OO CRE totals $9.7 million • Construction loans represent a small portion of the overall portfolio OO-C R E 15% C &I 8% C onsumer 12% C onstruction 1% NOO-C R E 64% 1Q'26 Total Loans $2.1B Office 26% Mixed Use 7% Retail 18% Warehouse & Industrial 13% Multi-F amily 18% Other 18% 1Q'26 Total NOO-CRE Loans $1.4B

17 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Low Refinance Risk in NOO CRE Portfolio through 2027 • We conducted a DEEP DIVE on loans maturing or repricing before year-end 2027 * • PORTFOLIO IS WELL-POSITIONED TO ABSORB A HIGHER RATE ENVIRONMENT AT MATURITY OR REPRICING DATE • Wtd. Avg. DSC Assumptions for Maturing Loans: Current Treasury Constant Maturity rate + spread of 3.00%, fully drawn commercial real estate lines of credit, 25-year amortization • Wtd. Avg. DSC Assumptions for Repricing Loans: Current market interest rate + contractual spread, fully drawn commercial real estate lines of credit, remaining amortization on each loan Maturing Loan Commitments > $1.0MM # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2026 25 $82.8MM $75.8MM 4.90 1.49x 2027 26 $75.0MM $71.9MM 4.61% 1.42x TOTAL 51 $157.8MM $147.7MM Repricing Loan Commitments > $1.0MM # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2026 19 $46.6MM $46.6MM 3.94% 1.53x 2027 16 $40.5MM $40.5MM 3.75% 1.44x TOTAL 35 $87.1MM $87.1MM *Commitments, outstanding balances and weighted average rates as of 3/31/26

18 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • $354 million in credit exposure spread across our lending footprint comprised of 146 loans • $2.4 million average loan balance – largest loan at $15.4 million • 61% weighted average loan-to-value and 1.67x weighted average debt-service coverage ratio* • City of San Francisco NOO CRE office exposure is 2% of total loan portfolio and 3% of total NOO CRE loans NOO CRE Office Portfolio by County * Calculated for loans exceeding $1 million, based on the most recent annual review process, and net of individual reserves Non-owner Occupied Office Exposure As of 3/31/26 - No material changes from 4Q'25 San Francisco 12% Alameda 8% Sacramento 5% Napa 8% Other Bay Area 19%Other 4% Marin 25% Sonoma 19% $354MM City of S.F. NOO CRE Office Portfolio Total Balance: $41.9 million Average Loan Bal: $5.2 million Number of Loans: 10 loans Wtd. Average LTV*: 61% Wtd. Average DCR: 1.68x Average Occupancy: 92% All loans are secured by low rise buildings

19 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 *Calculated for loans exceeding $1 million, based on the most recent annual review process Note: Sacramento includes surrounding regional counties NOO CRE Portfolio Diversified Across Property Type & County As of 3/31/26 - No material changes from 4Q'25 Average Balance: $1.8MM Largest Balance: $13.3MM Total # of Loans: 138 Wtd. Avg. LTV*: 58% Average Balance: $2.1MM Largest Balance: $14.1MM Total # of Loans: 86 Wtd. Avg. LTV*: 48% Average Balance: $2.0MM Largest Balance: $21.0MM Total # of Loans: 128 Wtd. Avg. LTV*: 62% S an F rancisco 2% Alameda 9% S acramento 20% Napa 15%Other Bay Area 15% Other 7% Marin 16% S onoma 16% S an F rancisco 9%Alameda 14% S acramento 26% Napa 7% Other Bay Area 7% Other 4% Marin 8% S onoma 25% S an F rancisco 18% Alameda 21% S acramento 21% Napa 4% Other Bay Area 4% Other 8% Marin 9% S onoma 15% Retail 1Q'26 Warehouse & Industrial 1Q'26 Multifamily 1Q'26 $248MM $178MM $252MM

20 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain classified loans, and balances as of 3/31/26 Owner-Occupied CRE Portfolio As of 3/31/26 - No material changes from 4Q'25 Retail 9% S chool 5% 1-4 R esidential 3% Wine 7% C hurch 8% Gas/Auto 7% Health C lub 2% Mixed Use 5% Other 1% Office 29% Industrial 24% Napa 17% S acramento 20% S an F rancisco 5% S onoma 8% Other 15% Alameda 14% Marin 21% OO CRE by County 1Q'26 Average Balance: $1.1MM Largest Loan: $14.3MM Wtd. Avg. LTV*: 46% Total Balance: $308.9MM Total Loans: 283 OO CRE by Type 1Q'26 $309MM $309MM Napa 20% Sacramento 23% San Francisco 19% Sonoma 7% Other 3% Alameda 6% Marin 22% Average Balance: $0.7MM Largest Loan: $7.0MM Wtd. Avg. LTV*: 54% Total Balance: $57.8MM Total Loans: 81 OO CRE Office Portfolio by County 1Q'26 $58MM

21 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain high dollar loans. and balances as of 3/31/26 Figures exclude two loans totaling $1.0 million that, for purposes of LTV, were moved to OO CRE Construction Portfolio Concentrations As of 3/31/26 Construction by Type 1Q'26 Construction by County 1Q'26 Multi-F amily 24% 1-4 R esidential 76% S an F rancisco 55% Other Bay Area 18% Marin 27% Average Balance: $2.1MM Largest Loan: $3.0MM Wtd. Avg. LTV*: 55% Total Balance: $14.2MM Unfunded Commitments: $9.1MM Total Loans: 6 $14MM $14MM

22 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 1 Taxable equivalent 2 Related tax benefit calculated using blended statutory rate of 29.5636% High-Quality Securities Portfolio Generates Cash Flow Data as of 3/31/26 AF S S ecurities Portfolio Agency MBS 44% Agency CMO (Fixed) 11% Agency CMO (Variable) 3% Agency CMBS (Fixed) 25% Agency CMBS (Variable) 11% Debentures of government agencies 2% Municipal Bonds 4% ($ in millions at Fair Value) $1.326B Average Yield1 — 4.05% Approx. Effective Duration — 2.90 Unrealized Losses, net (pre tax) — $7.6 million Unrealized Losses, net (after tax2) — $5.4 million TCE Bancorp — 8.3%

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 S E C T I O N Income Statement Highl ights 03

24 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Linked-quarter NIM increased 6bps due primarily to higher securities yields due to the effects of the 4Q'25 securities repositioning • The month of March tax-equivalent net interest margin was 3.26% • The Bank continues making strategic pricing adjustments, offset in the first quarter by a small number of longstanding customers increasing their balances at relatively higher rates, resulting in a steady cost of deposits of 1.35% in Q1 • Adjusted cycle-to-date non-maturity interest-bearing deposit beta of 25% as of 3/31/26 Net Interest Margin Drivers 3.18% (0.05)% 0.21% (0.05)% —% (0.05)% 3.24% 4Q'25 Loans Securities Cash Deposits Sub- ordinated notes 1Q'26 Net Interest Margin Linked- Quarter Change1 2.45% 2.56% 2.61% 2.42% 2.27% 2.26% 2.26% 2.16% 2.10% 5.50% 5.50% 5.43% 4.82% 4.50% 4.50% 4.46% 4.02% 3.75% IB Deposits Fed Funds 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Avg. Quarterly Cost of IB Deposits1 vs. Fed Funds 1 Please refer to the Form 8-K filed February 24, 2026 regarding adjustments to data disclosed on January 26, 2026 , and to the Form 10-K filed on March 13, 2026. Net Interest Income Simulation 1Q26 Immediate Change in Interest Rates (in bps) Est. Change in NII, as % in Year 1 in Year 2 Up 400bp -0.8% 11.8 % Up 300bp -0.3% 9.6 % Up 200bp 0.0% 6.7 % Up 100bp 0.3% 4.0 % Rates Unchanged 0.0% 0.0 % Down 100bp -2.0% -4.8 % Down 200bp -4.4% -9.7 % Down 300bp -6.3% -14.6 % Down 400bp -6.7% -17.2% *Please see our 10-Q’s and 10-K’s for more information regarding these simulations.

25 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Loans & Securities — Repricing & Maturity $ in millions, unless otherwise indicated Total Loans1 * at 3/31/2026 Repricing Term Rate Structure 3 mo or less 3-12 mos 1-3 years 3-5 years 5-15 years Over 15 years Total Floating Rate Variable Rate Floating & Variable Rate at Floor Floating & Variable Rate at Ceiling Fixed Rate C&I $67.2 $10.8 $26.6 $38.2 $15.1 $1.1 $159.0 $59.4 $1.6 $13.7 $0.0 $84.3 Real estate: Owner-occupied CRE $12.1 $14.2 $52.9 $69.7 $153.4 $6.6 $308.9 $0.1 $46.5 $82.4 $0.0 $179.9 Non-owner occupied CRE $68.2 $49.9 $279.7 $481.2 $492.7 $1.6 $1,373.3 $8.0 $156.9 $339.7 $0.0 $868.7 Construction $14.2 $0.0 $0.0 $0.0 $0.0 $0.0 $14.2 $7.5 $0.0 $0.0 $0.0 $6.7 Home equity $98.1 $0.0 $0.0 $0.0 $0.4 $0.0 $98.5 $98.1 $0.0 $0.0 $0.0 $0.4 Other residential $6.6 $6.4 $0.4 $0.2 $0.8 $91.1 $105.5 $0.0 $13.4 $82.3 $0.0 $9.8 Installment & other consumer $2.4 $2.2 $4.8 $2.7 $44.1 $0.1 $56.3 $1.2 $7.2 $9.0 $0.0 $38.9 Total $268.8 $83.5 $364.4 $592.0 $706.5 $100.5 $2,115.7 $174.3 $225.6 $527.1 $0.0 $1,188.7 % of Total 13% 4% 17% 28% 33% 5% 100% 8% 11% 25% — % 56 % Weighted Average Rate 6.69% 4.99% 5.37% 5.09% 4.75% 4.34% 5.18% 1 Amounts represent amortized cost. Based on maturity date for fixed rate loans and variable rate loans at their floors and ceilings and next repricing date for all other variable rate loans. Does not include prepayment assumptions. Investment Securities2 * at 03/31/2026 2 With prepayment assumptions applied Projected Cash Flow Distribution 3 mo or less 3-12 mos 1-3 years 3-5 years 5-10 years Over 10 years Total Principal (par) & interest $76.0 $168.6 $468.2 $423.5 $367.8 $78.3 $1,582.4 % of Total 5% 10% 30% 27% 23% 5% 100%

26 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Consistent and diverse sources of non-interest income bolster revenue through cycles Investment in our people, branches and technology provide a runway for future growth Non-interest Income1 ($ in millions) Non-interest Expense ($ in millions) 1See Reconciliation of GAAP to Non-GAAP Financial Measures (Excluding Loss on Sale of Securities), included in the Appendix of this document 1 Sources of NII $8.6 $10.1 $10.9 $5.0 $11.2 $11.6 $15.5 0.30% 0.29% 0.25% 0.12% 0.30% 0.30% 0.39% Non-interest income Non-interest income/avg. assets 2020 2021 2022 2023 2024 2025 Annualized 2026 $58.5 $72.6 $75.3 $77.1 $78.7 $81.3 $91.4 55.6% 63.1% 54.4% 73.2% 112.1% 276.7% 66.0%76.7% 69.2% Non-interest expense Efficiency ratio *Non-GAAP excl sec sale loss 2020 2021 2022 2023 2024 2025 Annualized 2026 Salaries & benefits 59% Occupancy & equipment 9% Data processing 5% Professional services 5% FDIC Ins 3% Other 18% Total Non-Interest Components Wealth mgmt & trust 16% Service charges 15% BOLI 25% Interchange fees 13% FHLB dividends 22% Other 10% 1 1

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 S E C T I O N 04 Capita l & Asset Qual i ty

28 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) History of Strong Asset Quality • Allowance for credit losses to total loans of 1.08% down from the prior quarter due to charge-offs in Q1 (which were fully offset by specific reserves already in place) • Consistent, robust credit culture and underwriting principles support strong asset quality Non-accrual Loans / Total Loans Quarterly P rogress ion 1.59% 1.57% 1.51% 1.27% 0.41% 1Q25 2Q25 3Q25 4Q25 1Q26 Net C harge-Offs (R ecoveries) as % of Average Loans 0.00% 0.00% 0.02% 0.00% 0.00% 0.34% 2021 2022 2023 2024 Q4 25 Q1 26 0.00% 0.25% 0.50% 0.75% 1.00%

29 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 AOCI and Tangible Equity M ill io ns $416.2 $418.4 $415.5 $415.5 $390.2 $387.7 $390.0 $391.7 $377.8 $381.4 $338.4 $343.8 $346.8 $341.8 $362.5 $360.4 $358.9 $361.2 $359.9 $364.2 $363.4 $369.0 $320.0 $320.0 $69.4 $76.6 $53.0 $55.1 $31.3 $26.5 $30.1 $27.5 $14.4 $12.4 $18.4 $23.8 42.0% 39.5% 38.8% 38.5% 33.1% 31.3% 34.2% 32.8% 32.6% 35.0% 34.0% 33.9% 8.6% 8.6% 9.7% 9.8% 9.9% 9.7% 9.9% 9.8% 10.0% 9.7% 8.4% 8.3% Tangible Equity Accumulated Other Comprehensive Loss Investments/Total Assets Tangible Equity/Tangible Assets Jun 2023 Sep 2023 Dec 2023 Mar 2024 Jun 2024 Sep 2024 Dec 2024 Mar 2025 Jun 2025 Sep 2025 Dec 2025 Mar 2026 $— $100.0 $200.0 $300.0 $400.0 $500.0 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0%

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Appendix

31 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (Excluding Loss on Sale of Securities) (in thousands; unaudited) Three months ended Three months ended Pre-tax, pre-provision net income March 31, 2026 December 31, 2025 March 31, 2026 March 31, 2025 Income (loss) before provision for (benefit from) income taxes $ 11,597 $ (57,375) $ 11,597 $ 6,481 Provision for credit losses on loans — 485 — 75 Provision for credit losses on unfunded loan commitments — — — — Pre-tax, pre-provision net income (loss) (GAAP) 11,597 (56,890) 11,597 6,556 Adjustments: Losses on sale of investment securities from portfolio repositioning — 69,466 — — Comparable pre-tax, pre-provision net income (non-GAAP) $ 11,597 $ 12,576 $ 11,597 $ 6,556

32 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (Excluding Loss on Sale of Securities) (in thousands, except per share amounts; unaudited) Three months ended Three months ended Net income (loss) March 31, 2026 December 31, 2025 March 31, 2026 March 31, 2025 Net income (loss) (GAAP) $ 8,510 $ (39,541) $ 8,510 $ 4,876 Adjustments: Losses on sale of investment securities from portfolio repositioning — 69,466 — — Related income tax benefit1 — (20,534) — — Adjustments, net of taxes — 48,932 — — Comparable net income (non-GAAP) $ 8,510 $ 9,391 $ 8,510 $ 4,876 Diluted earnings (loss) per share Weighted average diluted shares 15,973 15,898 15,973 16,002 Diluted earnings (loss) per share (GAAP) $ 0.53 $ (2.49) $ 0.53 $ 0.30 Comparable diluted earnings per share (non-GAAP) $ 0.53 $ 0.59 $ 0.53 $ 0.30 Return on average assets Average assets $ 3,989,253 $ 3,926,118 $ 3,989,253 $ 3,728,066 Return on average assets (GAAP) 0.87% (4.00) % 0.87% 0.53 % Comparable return on average assets (non-GAAP) 0.87% 0.95% 0.87% 0.53 % Return on average equity Average stockholders' equity $ 435,660 $ 426,394 $ 398,017 $ 437,176 Return on average equity (GAAP) 8.67% (36.79) % 8.67% 4.52 % Comparable return on average equity (non-GAAP) 8.67% 8.74% 8.67% 4.52 % Return on average tangible common equity Average goodwill and intangibles 74,591 74,789 Average tangible common equity 323,426 351,605 398,017 437,176 Return on average tangible common equity (GAAP) 10.67% (44.62) % 8.67% 4.52 % Comparable return on average tangible common equity (non-GAAP) 10.67% 10.60% 8.67% 4.52 % Efficiency ratio Non-interest expense $ 22,539 $ 20,023 $ 22,539 $ 20,446 Net interest income 30,302 29,781 30,302 20,128 Non-interest income (GAAP) 3,834 (66,648) 3,834 2,874 Losses on sale of investment securities — 69,466 — — Non-interest income (non-GAAP) $ 3,834 $ 2,818 $ 3,834 $ 2,874 Efficiency ratio (GAAP) 66.03% (54.31) % 66.03% 75.72 % Comparable efficiency ratio (non-GAAP) 66.03% 61.42% 66.03% 75.72% 1Related income tax benefit calculated using blended statutory rate of 29.5636%

33 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Contact Us Tim Myers President and Chief Executive Officer (415) 763-4970 timmyers@bankofmarin.com Dave Bonaccorso EVP, Chief Financial Officer (415) 884-4758 davebonaccorso@bankofmarin.com Media Requests: Yahaira Garcia-Perea Marketing & Corporate Communications Manager (916) 231-6703 yahairagarcia-perea@bankofmarin.com